UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2021 (September 17, 2021)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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200 Oceangate, Suite 100,	Long Beach,	California	90802
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (562) 435-3666
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.

☐

Item 7.01.    Regulation FD Disclosure.
On September 17, 2021, the Company presented and webcast certain slides as part of the Company’s presentation at its Investor Day Conference. The slide presentation included forward looking statements regarding, without limitation, the Company’s 2021 guidance, its 2022 premium revenue and revenue growth strategy, its long term financial targets and margin outlook, the COVID pandemic, COVID risk sharing corridors, future RFPs and re-procurements, mergers and acquisitions, Medicaid redeterminations, and the Company’s general business plans. The Company cannot guarantee that it will actually achieve the plans, outlook, or expectations described in such statements. A copy of the Company’s complete slide presentation is included as Exhibit 99.1 to this report.

An audio and slide replay of the live webcast of the Company’s Investor Day presentation will be available for 30 days from the date of the presentation at the Company’s website, www.molinahealthcare.com. The information contained in such websites is not part of this current report.

Note: The information in this Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits:

Exhibit No.	Description
99.1	Slide presentation given at the Investor Day Conference of Molina Healthcare, Inc. on September 17, 2021.
104	Cover Page information from Molina Healthcare, Inc.’s Current Report on Form 8-K filed on September 17, 2021 formatted in iXBRL (Inline Extensible Business Reporting Language).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	September 17, 2021	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary